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                                                                    EXHIBIT 99.7


                                    GUARANTY

                         Effective as of October 2, 1999

         WHEREAS, Sam Perricone, a resident of Orange County, California ("Guarantor") desires that The UniMark Group, Inc., a Texas corporation ("UniMark") enter into that certain Asset Purchase Agreement (the "Asset Purchase Agreement") by and among SFFI Company, Inc., a California corporation ("Debtor"), Guarantor, the Sam Perricone Children's Trust - 1972, UniMark and Simply Fresh Fruit, Inc., a California corporation; and

         WHEREAS, Guarantor deems it to be in its direct pecuniary interest that Debtor be able to enter into the Asset Purchase Agreement; and

         WHEREAS, Guarantor understands that UniMark is willing to enter into the Asset Purchase Agreement only upon certain terms and conditions, one of which is that Guarantor guarantees the obligations, covenants, representations, warranties and promises of Debtor contained in :

         (a) the 90 Day Secured Note attached hereto as Exhibit A (the "90 Day Note");

         (b) the Four Year Secured Note attached hereto as Exhibit B (the "Four Year Note")(the 90 Day Note and the Four Year Note are collectively referred to herein as the "Notes"); and

         (d) that certain Security Agreement dated of even date herewith by and among Debtor and UniMark, attached hereto as Exhibit C.

The Notes and the Security Agreement are collectively referred to herein as the "Loan Documents."

         WHEREAS, Guarantor understands that this Guaranty is being executed and delivered in consideration of the financial accommodations evidenced by the Loan Documents;

         NOW THEREFORE, the undersigned, hereby agrees as follows:

         1. For the valuable considerations set forth above and intending to be legally bound hereby, the undersigned hereby unconditionally and absolutely guarantees to UniMark the faithful and prompt performance by Debtor of all Debtor's obligations, covenants, representations, warranties and promises contained in the Loan Documents.

         2. In giving this Guaranty, the undersigned Guarantor here by binds and obligates himself with said Debtor for the payment of the Notes, precisely as if the same had been contracted and were due or owing by Guarantor, hereby agreeing to, and binding himself by all the terms and conditions in any agreements to be signed by Debtor making Debtor a party thereto; and waiving all notice and pleas of discussion and division, Guarantor agrees to pay to UniMark, its transferees or assigns, the full amount of said indebtedness, together with interest, fees and charges, as set forth above, becom ing subrogated in the event (and only in the event) of payment in full by Guarantor, to the claim of



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UniMark. Guarantor further declares that this continuing guaranty is absolute and complete, and that notice of acceptance, thereof by UniMark, are therefore unnecessary and they are hereby expressly waived. Guarantor further represents and warrants to UniMark that his personal net worth is in excess of the aggregate original principal amounts of the Notes.

         3. Enforcement of UniMark's rights under the Security Agreement and any other security document against Debtor or any other party shall not impair the right of UniMark to enforce this Guaranty, the undersigned expressly agrees that any such action by UniMark, including release of any collateral, shall not operate as a release of Guarantor's liability under this Guaranty.

         4. Whenever UniMark shall credit any payment to any debt, whatever the source or form of payment, that credit shall be conditional as to the Guarantor unless and until the payment shall be final and valid. Without limiting the generality of the foregoing, Guarantor agrees that if any check or other instrument so applied shall be dishonored by the drawer or any party there to, or if the proceeds of security so applied shall thereafter be recovered by any trustee in bankruptcy, then Guarantor shall remain liable therefor even if UniMark may no longer have in its possession any evidence of the debt to which the payment in question was applied. Guarantor further agrees that, to the extent that Debtor makes a payment or payments to UniMark or UniMark received any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Debtor, its trustee, receiver or any other party, including with limitation, Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

         5. UniMark may renew, extend, modify, change or waive the time of payment and/or the manner, terms or place of payment, and any part of any obligations referenced in this Guaranty without affecting the Guarantor's liability under this Guaranty.

         6. The undertakings and obligations of the undersigned shall be binding upon the undersigned's heirs and legal representatives, provided that Guarantor may not assign Guarantor's rights or obligations hereunder without the prior written consent of UniMark. This Guaranty shall inure to the benefit of UniMark, its successors and assigns.

         7. This Guaranty shall be construed and enforced under the laws of the State of Texas.

         8. It is understood that UniMark may seek similar guarantees from other persons or corporations. The existence of other guarantees relating to the performance of Debtor pursuant to the Loan Documents shall in no way relieve Guarantor of Guarantor's obligations hereunder, and UniMark may enforce this Guaranty against Guarantor without any liability for foregoing similar enforcement against other guarantors, if any.




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         IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned to be effective as of the date first above written.


                                                  GUARANTOR:


                                                  ------------------------------
                                                  Sam Perricone
ATTEST:

-------------------------
Name:
      ---------------








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                                    EXHIBIT A









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                                    EXHIBIT B








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                                    EXHIBIT C